Exhibit 10.20.3

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  Such portions are marked by [***].

AMENDMENT NO. 1 TO AMENDED AND RESTATED TASK ORDER NO. 1

This Amendment No. 1 to Amended and Restated Task Order No. 1 (this “Amendment”), effective as of February 1, 2010 (the “Effective Date”) is entered into between Pfizer Inc (“Pfizer”) and PDI, Inc. (“PDI”), pursuant to the Amended and Restated  Master Services Agreement, effective November 1, 2009 between Pfizer and PDI (as amended to the date hereof, the “Agreement”), and is subject to all the terms and conditions set forth therein, except as may be otherwise expressly provided herein.

In the event of a conflict between the terms of the Agreement thereto and the terms of this Amendment, the terms in this Amendment shall prevail.

This Amendment amends the Amended and Restated Task Order No. 1 to the Agreement entered into between Pfizer and PDI as of January 1, 2010 (the “Task Order No. 1”) as detailed below. There will be no additional costs to Pfizer as a result of these changes.  Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Task Order No. 1

Background & Purpose of this Amendment

The parties have a mutual desire to make certain changes to the Designated Physician list for the Program and wish to clarify that Designated Physicians who are at any time during an applicable quarter removed with Pfizer’s approval from the Designated Physician list will be excluded from the calculation of the achievement of PDI’s performance metrics pursuant to Task Order No. 1 for the applicable quarter.

In addition, in connection with PDI’s performance of its 2010 Key Performance Milestones as set forth in Section 2 of Task Order No. 1, [***].

Impact on Performance Metrics set forth in Task Order No. 1

The following revisions to the performance metrics set forth in Task Order No. 1 shall be effective as of the Effective Date: [***].

Turnover of PDI Personnel

The parties agree that all PDI personnel [***] pursuant to Section 13 of the Task Order No. 1.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

All other terms and conditions in the Task Order No. 1 that are not hereby amended are to remain in full force and effect.

PDI, INC.	PFIZER INC.

By: /s/ Nancy S. Lurker	By: /s/ Chris Gish
Name: Nancy S. Lurker	Name: Chris Gish
Title: Chief Executive Officer	Title: Senior Director, Sales

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